UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 8, 2005


                               SE FINANCIAL CORP.
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             (Exact name of Registrant as specified in its Charter)


         Pennsylvania                  0-50684                  57-1199010
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(State or other jurisdiction        (Commission            (IRS Employer
of incorporation)                   File Number)          Identification No.)

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1901-03 East Passyunk Avenue, Philadelphia, Pennsylvania         19148
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(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (215) 468-1700
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                                 Not Applicable
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          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act
[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

         Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On March 8, 2005, SE Financial Corp. (the "Company") and St. Edmond's Federal Savings Bank (the "Bank") announced the appointment of Mr. J. Christopher Jacobsen as chief operating officer of the Company and of the Bank. Mr. Jacobsen's effective employment date is anticipated to be March 28, 2005.

         Mr. Jacobsen joins the Company and the Bank from his position as Senior Vice President, Business Strategy at Citizens Bank, a post he has held since January 2004. Prior to that, he was Senior Vice President, Retail Banking of Roxborough-Manayunk Bank until its merger into Citizens Financial Group, Inc. in January 2004. Mr. Jacobsen joined Roxborough-Manayunk Bank in 2000 as Vice President, Marketing and also held marketing positions of increasing responsibility at Commerce Bank and Advanta Mortgage Corp.

         Statements contained in this Form 8-K that are not historical facts contain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risk and uncertainties, which could cause actual results to differ materially from those currently anticipated due to a number of factors. Forward-looking statements are based on the Company's beliefs, plans, objectives, goals, assumptions, expectations, estimates, and intentions as of the date the statements are made. There is no assurance that these beliefs, plans, objectives, goals, assumptions, expectations, estimates, and intentions will be realized.

         A copy of the press release announcing the appointment is included with this Form 8-K as an exhibit.

         Item 9.01  Financial Statements and Exhibits

         (c) Exhibits

         Exhibit 99-- Press Release dated March 8, 2005

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 SE FINANCIAL CORP.


Date: March 8, 2005                              By:    /s/Marcy C. Panzer
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                                                        Marcy C. Panzer
                                                        Chairman of the Board